UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 3, 2021

SeaSpine Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5770 Armada Drive, Carlsbad, CA 92008
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (760) 727-8399
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2021, SeaSpine Holdings Corporation (“SeaSpine,” the “Company,” or “our”) issued a press release announcing its financial results for the three months ended March 31, 2021 and reaffirming the financial outlook for 2021 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1.
The information under this Item 2.02 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.
Discussion of Non-GAAP Financial Measure
In the Press Release, in addition to GAAP results, the Company provides a non-GAAP measure, earnings (loss) before interest, taxes, depreciation and amortization and excluding the impact of stock-based compensation, intangible asset impairment charges, spinal set instrument replacement and impairment expenses, other income / expense, and acquisition and integration-related charges (“Adjusted EBITDA Loss”).

The Company believes that the presentation of Adjusted EBITDA Loss provides important supplemental information to management and investors regarding financial and business trends relating to the Company's results of operations. Management uses Adjusted EBITDA Loss when evaluating operating performance because it believes that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's acquisition and integration activities, for which the amounts are non-cash in nature, and/or for which the amounts are not expected to recur at the same magnitude, provides a supplemental measure of our operating results that facilitates comparability of our financial condition and operating performance from period to period, against our business model objectives, and against other companies in our industry. The Company has chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of the Company.

Adjusted EBITDA Loss is a measure used by management for purposes of:
•supplementing the financial results and forecasts reported to the Company's board of directors;
•evaluating, managing and benchmarking the operating performance of the Company;
•establishing internal operating budgets;
•enhancing comparability from period to period; and
•comparing performance with internal forecasts and targeted business models.

The measure of Adjusted EBITDA Loss consists of GAAP net loss before interest, taxes, depreciation and amortization and excludes the impact of the following items:
•Stock-based compensation. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•Intangible asset impairment charges. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•Spinal set instrument replacement expenses. The cost of purchased instruments used to replace damaged instruments in existing sets is recorded directly to instrument replacement expense. Management excludes this item when evaluating the Company's operating performance because it is, in nature and substance, very similar to depreciation expense recorded over time for spinal set instruments deployed to new sets.
•Spinal set instrument impairment expenses. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense and the frequency and amount of such charges may vary significantly based on the timing and magnitude of our product discontinuance or other similar activities.
•Other income / expense. Management excludes this item when evaluating the Company’s operating performance because it is non-operating in nature and not related to its core operating performance.

•Acquisition and integration-related charges. Acquisition and integration-related charges include (i) legal, accounting, and other outside consultant expenses directly related to acquisitions, (ii) inventory fair value purchase accounting adjustments, and (iii) costs related to acquisition integration, including systems, operations, retention and severance. Inventory fair value purchase accounting adjustments consist of the increase to cost of goods sold that occur as a result of expensing the “step up” in the fair value of inventory that the Company purchased in connection with acquisitions as that inventory is sold during the financial period. These acquisition and integration-related charges are not factored into the evaluation of our performance by management after completion of acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our acquisition transactions as well as the level of inventory on hand at the time of acquisition.
Adjusted EBITDA Loss is not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs or benefits associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company expects to continue to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these costs are unusual, infrequent or non-recurring.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated May 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

		By:	/s/ Patrick Keran
Name: Patrick Keran
Title: Senior Vice President, General Counsel

Date:	May 3, 2021